SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: September 7, 2008



                         E'PRIME AEROSPACE CORPORATION
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             (Exact name of registrant as specified in its charter)


           Colorado                 33-9472-D CO               59-2802081
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(State or other jurisdiction        (Commission               (IRS Employer
      of Incorporation)               File No.)            Identification No.)



                  992 Stage Avenue, Suite 11, Memphis, TN 38127
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                   (Address of principal executive offices)

                                 321-269-0900
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                       (Registrant's telephone number)

                 7637 Leesburg Pike #200, Falls Church, VA 22043
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        (Former name or former address, if changed since last report)



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     CFR 230.425)

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     Exchange Act (17 CFR 240.13e-4(C))



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ITEM 5.02 Officer and Director Changes

     Effective September 23, and September 24, 2008 citing personal reasons, June Nichols and James D. Oldham III respectively resigned form their positions on the Board of Directors of E'Prime Aerospace Corp.

     The Board has accepted both resignations and has determined to leave the seats vacant until such time as suitable candidates are identified.

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         E'Prime Aerospace Corporation

October 7, 2008

/s/Nichlous Herren
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Nichlous Herren, President